TherapeuticsMD, Inc. 8-K

Exhibit 99.1

1 INVESTOR UPDATE MAY 2019 ANNOVERA ™ Building a Premier Women’s Health Portfolio ( segesterone acetate and ethinyl estradiol vaginal system)

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - lookin g statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as state men ts, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anti cip ate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipat e,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are ba sed on assumptions and assessments made in light of our managerial experience and perception of historical trends, current condition s, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are n ot guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Imp ort ant factors that could cause actual results, developments and business decisions to differ materially from forward - looking statement s are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our mos t r ecent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop and commercialize IMVEXXY®, ANNOVERA TM , BIJUVA TM and our hormone therapy drug candidates and obtain additional financing necessary therefor; whether we will be able to comply with the covenants and conditions under our term loan facility; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude the app rov al of our future drug candidates; the length, cost and uncertain results of future clinical trials; the ability of our licensees to co mmercialize and distribute our product and product candidates; our reliance on third parties to conduct our manufacturing, research and development and clinical trials; the availability of reimbursement from government authorities and health insurance companies fo r our products; the impact of product liability lawsuits; the influence of extensive and costly government regulation; the vola til ity of the trading price of our common stock and the concentration of power in our stock ownership. This non - promotional presentation is intended for investor audiences only.

3 19,800 23,600 31,200 IMVEXXY LAUNCH STRATEGY Why? ▪ We believe IMVEXXY is a best - in - class product that will change treatment decisions because IMVEXXY’s product attributes deliver a highlight differentiated experience for women $35 or Less Co - pay Remove Barriers to Early Adoption in a market with entrenched estrogen product behavior built over the past 30 years ▪ Patients pay no more than $35/prescription* ▪ Build insurance coverage THE STRATEGY IS WORKING *$35 off is valid for patients with commercial coverage. Offer not valid for use by patients enrolled in Medicare, Medicaid, or other federal or state healthcare programs (including any state pharmaceutical assistance programs). Patients may be eligible for IMVEXXY cash pay pro gram.

4 LAUNCH RESULTS REMAIN STRONG AND ON - TRACK: STRATEGY IS WORKING References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes a one week estimation for the lag in reporting retail data, which can cause minor fluctuations in historical co mpa risons. 2. Osphena and Intrarosa data sourced from Symphony Health Integrated Dataverse . 3. Vagifem data sourced from IQVIA National Prescriber Level Data. All trademarks are the property of their respective owners. ▪ IMVEXXY continues to grow both weekly average volume and daily average volume for April (30 day month) vs March (31 day month) ▪ Average daily volume for 30 days in April 2019 increased to ~1,000 from ~900 for the 31 days in March 2019 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 200 6,300 8,400 13,300 14,400 19,800 23,500 23,600 28,100 31,200 Vagifem 25mcg 300 3,500 8,800 12,600 17,800 21,000 24,000 26,700 28,700 36,200 37,200 43,200 45,900 47,900 52,600 48,700 57,700 56,500 Osphena 0 700 1,700 2,700 3,500 5,100 6,100 7,300 9,200 10,500 13,300 14,500 16,600 18,100 19,000 19,400 19,800 20,800 Intrarosa 100 1,400 2,400 3,900 5,100 6,300 6,900 7,600 9,700 10,600 12,600 13,800 14,700 16,500 16,100 19,200 19,200 20,600 13,300 23,500 28,100 31,200 12,600 24,000 28,700 36,200 56,500 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Imvexxy TRx Launch Comparison *Month 10 for IMVEXXY is April 2019

5 Average fills for all patients through April 30, 2019 = 3.14 3 IMVEXXY Patient Adherence 1,2 Month Initial Prescription Filled Average # Fills for those Patients Maximum Allowable Fills Given the Month of Initial Fill April 2019 1 Fill 1 Fill March 2019 1.7 Fills 2 Fills February 2019 2.3 Fills 3 Fills January 2019 2.9 Fills 4 Fills December 2018 3.5 Fills 5 Fills November 2018 4.1 Fills 6 Fills October 2018 4.5 Fills 7 Fills September 2018 5.1 Fills 8 Fills August 2018 6.5 Fills 9 Fills 1) Average number of fills per patient is the average number of fills per patient grouped by their initial month on therapy. 2) Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utiliza tio n of our affordability program. 3) Average number of fills for all patients is calculated as Total Rx / Total Patients . Example of calculation: For patients who filled their initial prescription in November 2018, each of those patients averaged 4.1 fills from November 2018 through April 2019 STRONG PATIENT ADHERENCE = WOMEN ARE STAYING ON IMVEXXY

Imvexxy
(estradiol vaginal inserts)

# GOAL TO NORMALIZE NET REVENUE PER UNIT TO $108 IN 3Q20

**4Q18 to 1Q19**

- ~122% increase in net revenue
- ~58% increase in units


~14.9K units
$200K
~47.5K units
$900K
~75K units
$2.0M
Goal
70% of Commercial Coverage Contracted
Goal
Majority of Part D Contracted
Goal
$108
Net Revenue Per Unit
3Q 2018
4Q 2018
1Q 2019¹
3Q 2019
4Q 2019
3Q 2020

1) Due to improvement of adjudication rates the overall cost of our affordability program improved revenue per unit by ~$8. This improvement was limited by the increased cost associated with high deductible plans and copay resets which was ~$8 for those prescriptions that were insurance paid.

TherapeuticsMD
For Her. For Life. 6

Imvexxy (estradiol vaginal inserts)

# PATIENT MIX BY PAYER TYPE

| | | Medicare Part D | Commercial Patients | Cash Pay & Other Patients |
|---|---|---|---|---|
| 1 | 2018 US Patient Mix for all VVA products | 25% | 66% | 9% |
| 2 | 1Q 2019 IMVEXXY Actual Patient Mix | 34% | 60% | 6% |
| 3 | IMVEXXY Patient Mix Heavy in Part D Where Current Coverage is Limited | Overweight | Underweight | Underweight |

**IMVEXXY PATIENT MIX**

- IMVEXXY patient mix overweight in Medicare Part D
  - Currently an area of lowest coverage and adjudication
  - As we complete payor contracts in Part D, coverage and adjudication should adjust accordingly

1) Patient mix based upon total script volume and payer type sourced from Symphony Health Integrated Dataverse
2) IMVEXXY patient mix is based on IQVIA prescriber level data plus additional volume identified through utilization of our affordability program.

TherapeuticsMD
For Her. For Life.
7

Imvexxy (estradiol vaginal inserts)

# IMVEXXY ADJUDICATION RATES

| | Medicare Part D | Commercial Patients | Cash Pay & Other Patients |
|---|---|---|---|
| IMVEXXY 1Q19 Actual Patient Mix | 34% | 60% | 6% |
| IMVEXXY Adjudication Rate – 1Q19 | 5% | 41% | 0% |
| IMVEXXY Overall Adjudication – 1Q19 | 27% Actual | | |

- **Commercial adjudication gap** expected to adjust as additional commercial payers begin to adjudicate
- **Medicare Part D adjudication gap** expected to adjust as majority of Part D is contracted in 4Q19
- 1Q19 also affected by high deductible plans

1) Patient mix based upon total script volume and payer type sourced from Symphony Health Integrated Dataverse.
2) IMVEXXY adjudication rates are based on IQVIA prescriber level data plus additional volume identified through utilization of our affordability program.

TherapeuticsMD®
For Her. For Life.
8

9 APRIL IMPROVEMENT IMVEXXY ADJUDICATION RATES Medicare Part D Commercial Patients Cash Pay & Other Patients IMVEXXY Adjudication Rate – 1Q19 5% 41% 0% IMVEXXY Adjudication Rate – April 2019 6% 48% 0% IMVEXXY Overall Adjudication - 1Q19 27% Q1 IMVEXXY Overall Adjudication – April 2019 32% April Adjudication rates improving in April as new plans begin to adjudicate 1) IMVEXXY adjudication rates are based on IQVIA prescriber level data plus additional volume identified through utilization of our affordability program.

Imvexxy (estradiol vaginal inserts)

# IMVEXXY REVENUE EXPECTED TO NORMALIZE AT $108 IN 3Q20

**Expected Payer Coverage Normalization in 2019**

- 3Q19 - Complete commercial contracts comprising ~70%
- 4Q19 - Complete majority of Part D contracts

**Expected Distribution and Co-Pay Optimization in 2020**

- 1H20 - IMVEXXY copay optimization; cash pay and commercial insurance outliers identified and optimized
- 3Q20 - Net revenue goal of **$108** per unit
- 2H20 - IMVEXXY, BIJUVA and ANNOVERA volume expected to reduce distribution costs



% of IMVEXXY Covered Total Lives
% of IMVEXXY Insurance Adjudication
2018 Q3
2018 Q4
2019 Q1
2019 Q2
2019 Q3
2019 Q4
2020 Q1
2020 Q2
2020 Q3
2020 Q4

TherapeuticsMD
For Her. For Life.

10

11 CONSERVATIVE MARKET POTENTIAL OF IMVEXXY Each incremental fill per year can add an estimated $74 M net revenue $224,000 $298,000 $373,000 $447,000 $522,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 3 Fills/ Patient 4 Fills/ Patient 5 Fills/ Patient 6 Fills/ Patient 7 Fills/ Patient THE VALUE OF FILLS PER PATIENT 1) IQVIA Total Patient Tracker (2017 Data) Conservative Assumptions – Each additional fill can add estimated net revenue of $74M • 25 - 30% market share • No Price Increases • No New Patients Enter the VVA market (2,300,000 1 ) • $108 in net revenue per unit Fills achieved in first 9 months Net Revenue

Imvexxy (estradiol vaginal inserts)

# IMVEXXY GROWTH LEVERS IN 2019

### Lever 1:
**Patient Affordability**

- Added 50 sales reps for a total of 200
- Allows reach to add additional ~5,000 targets
- Patients pay no more than $35/prescription

### Lever 2:
**Payer Access**

- 3Q19 ~70%+ of Commercial lives expected to contracted
- 4Q19 Medicare Part D contracting expected to be complete

### Lever 3:
**Market Expansion**

- Launch IMVEXXY through BIO-IGNITE

### Lever 4:
**Consumer**

- DTC rollout in 2H19 to target new patients

TherapeuticsMD
For Her. For Life. 12

13 IMVEXXY LAUNCHED INTO BIO - IGNITE 15 Vetted Accounts Waiting for First Order 153 Compounding Pharmacies in Vetting and Processing Stage 31 States Reached 33 Live Accounts Dispensing IMVEXXY Since Late Feb ▪ First 27 accounts approximately 8 - 10 new fills per month ▪ Strong early refill rates matching other channels ▪ 200,000 total scripts identified in the compounded VVA product space ▪ Leverage IMVEXXY BIO - IGNITE experience to prepare for BIJUVA and ANNOVERA

14 BIJUVA UPDATE

15 Once payer coverage achieved, expand BIO - IGNITE partnerships to access the compounding channel Launched April 17, 2019 Target FDA - approved separate bio - identical E&P segment Q2 ~3.9M TRx (each) 1 I $836M 2 TAM 12M – 18M TRx 3 I $2.5B - 3.8B 2 TAM A LARGE TARGET MARKET FOR BIJUVA 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018 2) Based on WAC pricing of $214.50 3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications Q2 Q4

16 LAUNCH PLAN MIRRORS IMVEXXY Focused on Driving Early Behavior Change that Leads to Long Term Adoption • Focus on IMVEXXY first given payer coverage build • Focused launch of BIJUVA while coverage is building • Portfolio advantage on overlap in menopause with IMVEXXY and BIJUVA • Salesforce expansion to approximately 200 Core HCP Marketing Campaign IMVEXXY Decile 6 - 10 BIJUVA Decile 6 - 10 ~15,000 Decile 6 - 10 Prescribers Sales Targeting

17 • Pay No More Than $35 from Day 1 of launch* LAUNCH PLAN MIRRORS IMVEXXY Focused on Driving Early Behavior Change that Leads to Long Term Adoption ▪ $35 or less out - of - pocket cost* ▪ Addresses the cost and coverage concerns which are often barriers to early adoption ▪ “Keep Cool” Early Experience Program drives appropriate patient and prescriber education ▪ Positive early clinical experience has the potential to drive momentum *$35 off is valid for patients with commercial coverage. Offer not valid for use by patients enrolled in Medicare, Medicaid, or other federal or state healthcare programs (including any state pharmaceutical assistance programs). Patients may be eligible for BIJUVA cash pay program.

18 ANNOVERA UPDATE ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system)

# ANNOVERA LAUNCH APPROACH

## TAM of Contraception Market @ $5 Billion[1]

### TXMD Physician Survey

**Universal Acceptance to Prescribe[2]**



1%
10%
46%
43%
Very likely
Somewhat likely
Not too likely
Not at all likely

**3Q19**

Meet Inbound Demand

**4Q19**

Align Initial Sales Focus where States Mandate Coverage (19 states) while ACA Decision is Made

**1Q20-3Q20**

Full Launch with Initial Focus on OBGYN target overlap with Menopause Products

Payer Coverage expected to normalize in 3Q20

1) Symphony Health Integrated Dataverse.
2) TXMD market research survey of 200 physicians

TherapeuticsMD®
For Her. For Life.
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20 ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) 8 - 10 STATES REQUIRE COVERAGE WITH NO COPAY REGARDLESS OF ACA DECISION (~42 Million Women) ANNOVERA coverage required with no co - pay STATE LAWS REGARDLESS OF ACA MANDATES

21 ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system) ANNOVERA coverage required with co - pay 9 STATES REQUIRE COVERAGE WITH COPAY REGARDLESS OF ACA DECISION (~25 Million Women) STATE LAWS REGARDLESS OF ACA MANDATES

22 PATH OF STABILIZATION OF NET REVENUE FOR 3 PRODUCTS By 3Q20 All Products Anticipated to Achieve Average Net Revenue Per Unit Stabilization QTR 3 2018 QTR 4 2018 QTR 1 2019 QTR 2 2019 QTR 3 2019 QTR 4 2019 QTR 1 2020 QTR 2 2020 IMVEXXY BIJUVA ANNOVERA ▪ Company Value – Goal of becoming the best - in - class menopause products with typical out of pocket cost of $35 or less* and NO co - pay for the first Long - Term Procedure - Free Birth Control Product ▪ All 3 products come together at Net Revenue/Unit Stabilization in 3Q20 ▪ High contribution of ANNOVERA as every unit equivalent to 12 months for one Rx *$35 off is valid for patients with commercial coverage. Offer not valid for use by patients enrolled in Medicare, Medicaid, or other federal or state healthcare programs (including any state pharmaceutical assistance programs). Patients may be eligible for IMVEXXY and BIJUVA c ash pay program.

Imvexxy
(estradiol vaginal inserts)
4 mcg · 10 mcg
Bijuva 1mg/100mg
(estradiol and progesterone) capsules
ANNOVERA™
(segesterone acetate and ethinyl estradiol vaginal system)

# Transforming Women's Healthcare with Next Generation Products

- 3 highly differentiated overlapping products for chronic conditions
- Large market opportunities with little to no promotional competition
  - BIJUVA TAM of $2 to $4.5 B[1,2]
  - IMVEXXY TAM of $1.5B[1]
  - ANNOVERA TAM of $5B[1]
- Customer centric – $35 or less menopause products and unique copay for ANNOVERA[3]

1) Symphony Health Integrated Dataverse.
2) TXMD research of addressable compounding market.
3) $35 off is valid for patients with commercial coverage. Offer not valid for use by patients enrolled in Medicare, Medicaid, or other federal or state healthcare programs (including any state pharmaceutical assistance programs). Patients may be eligible for IMVEXXY and BIJUVA cash pay program.

TherapeuticsMD®
For Her. For Life.
23

24 THANK YOU ANNOVERA ™ ( segesterone acetate and ethinyl estradiol vaginal system)

25 Appendix

26 Individual line items are example only and not indicative of actual amounts for TherapeuticsMD products. Revenue received by Manufacturer Gross revenue 1,000$ Distributor fees (10%) 100$ Total revenue received 900$ Expenses paid by Manufacturer Rebates paid to insurance companies (15%) 150$ Co-Pay assistance (30%) 300$ Fees/discounts paid to pharmacies (2%) 20$ Total expenses paid 470$ Reserves and allowances (3.5%) 35$ Net revenue per unit to statement of operations 395$ Example Manufacturer Flow of Funds Per Unit Product with WAC $1,000 Applying ASC 606 Under GAAP

| | TSSP | MidCap |
|---|---|---|
| **Maximum Term Loan Facility Size** | **$300 million** | $200 million |
| **Interest Rate** | 3-month LIBOR + 7.75%, payable quarterly | 1-month LIBOR + 7.75%, payable monthly |
| **Maturity Date** | March 31, 2024 | May 1, 2023 |
| **Tranche 1** | **$200 million** drawn at closing on April 24, 2019<br>- ~$81 million to repay MidCap<br>- Remaining for working capital after transaction costs | Drawn June 7, 2018 for $75 million (IMVEXXY launch) |
| **Tranche 2** | **$50 million** will be available upon the designation of ANNOVERA as a new category of birth control by the FDA prior to December 31, 2019 | $75 million (first commercial sale of BIJUVA on or before May 31, 2019) |
| **Tranche 3** | **$50 million** will be available upon the company achieving $11 million in net revenues from IMVEXXY, BIJUVA, and ANNOVERA for the fourth quarter of 2019 | $50 million (must generate $75 million combined revenue on or before December 31, 2019) |
| **Equity or warrants** | No equity or warrants attached | No equity or warrants attached |
| **Amortization Schedule** | Amortization schedule over the final year of the term loan; principal repaid in four equal quarterly installments beginning on June 30, 2023, with the term loan facility maturing on March 31, 2024 | Amortization schedule over the final 3-years of the term loan; begin principal payback in 2020 |
| **Required cash balance** | Required cash balance of $50 million upon close; if the company draws either Tranche 2 or Tranche 3, the required cash balance increases to $60 million | Required cash balance of $50 million |

TherapeuticsMD®
For Her. For Life.
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28 IMVEXXY Quarterly Performance $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 3Q18 4Q18 1Q19 Quarterly Net Revenue 3Q18 4Q18 1Q19 0 10 20 30 40 50 60 70 80 3Q18 4Q18 1Q19 Quarterly Scripts to Patients 3Q18 4Q18 1Q19 Thousands Thousands 58% 122% 1Q19 Net Revenue Grew At Twice The Rate Of Units